W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

913-236-2000
888-WADDELL

May 1, 2008

PROSPECTUS

W&R Target Funds, Inc. (Corporation) is a management investment company, commonly known as a mutual fund, that has twenty-five separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers one Portfolio of the Corporation, International Value Portfolio.

         International Value Portfolio seeks long-term capital growth.

This Prospectus contains concise information about the Portfolio of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the Prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

Fund Summary
More about the Portfolio
Additional Information about Principal Investment Strategies,
Other Investments and Risks
Additional Investment Considerations
Defining Risks
The Management of the Portfolio
Buying and Selling Portfolio Shares
Distributions and Taxes
Financial Highlights
Appendix A: Hypothetical Investment and Expense Information

FUND SUMMARY

GENERAL INFORMATION

The following section, the Fund Summary, provides specific information about the Portfolio, including information regarding the Portfolio's investment objective, principal strategies, principal risks, performance and fees. The Portfolio's investment objective can be changed by the Corporation's Board of Directors without shareholder approval. You can use the Fund Summary to compare the Portfolio with other mutual funds. More detailed information about the risks and investment techniques of the Portfolio can be found in "More about the Portfolio." "You" and "your" refer to both direct shareholders (the Participating Insurance Companies' separate accounts (Variable Accounts) that invest assets on behalf of their contract holders) and contract holders who invest in the Portfolio indirectly through their Policies (Policyowners).

The Fund Summary contains a discussion of the principal risks of investing in the Portfolio. As with any mutual fund, there can be no guarantee that the Portfolio will meet its objective or that the Portfolio's performance will be positive for any period of time.

GLOBAL/INTERNATIONAL PORTFOLIOS

INTERNATIONAL VALUE PORTFOLIO

OBJECTIVE

International Value Portfolio seeks long-term capital growth.

PRINCIPAL STRATEGIES

International Value Portfolio seeks to achieve its objective by investing primarily in equity securities of small, medium and large-sized foreign companies and governmental agencies. The Portfolio primarily invests in common stock but may also invest in foreign investment-grade debt securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets in foreign equity securities and at least 65% of its total assets in issuers of at least three foreign countries.

In selecting equity securities for the Portfolio, Templeton Investment Counsel LLC (Templeton), the Portfolio's investment subadvisor, performs a bottom-up, value-oriented company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton employs a long-term approach and concentrates on the market price of a company relative to its view regarding the company's long-term earnings, asset value and cash flow potential. Templeton also considers a company's historical value measures, including price/earnings ratios, profit margins and liquidation value.

Generally, in determining whether to sell a security, Templeton uses the same type of analysis that it uses in buying securities. For example, Templeton may sell a security if it determines that the issuer's growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, more attractive investment opportunities arise, to reduce the Portfolio's holding in that security, or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

A variety of factors can affect the investment performance of International Value Portfolio. These include:

  securities selected for the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to that of the Portfolio (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Portfolio shares at a time when the Portfolio is not performing as well as expected changes in foreign currency exchange rates, which may affect the value of securities the Portfolio holds the mix of securities held by the Portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy the earnings performance, credit quality and other conditions of the issuers whose securities the Portfolio holds adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Portfolio's holdings to fall as part of a broad market decline
  Templeton's skill in evaluating and selecting securities for the Portfolio

Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research more difficult. There is the possibility that, under unusual international monetary or political conditions, the Portfolio's assets might be more volatile than would be the case with other investments. The risks of investing in foreign securities are more acute in emerging markets. Emerging markets historically have been more volatile than the markets of developed countries with more mature economies, since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

Market risk for small or medium-sized companies may be greater than that for large companies. For example, smaller companies may have less certain growth prospects, limited financial resources, limited product lines, volatile trading and price fluctuations or inexperienced management.

As with any mutual fund, the value of the Portfolio's shares will change, and you could lose money on your investment. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Portfolio's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

WHO MAY WANT TO INVEST

International Value Portfolio may be appropriate for investors seeking long-term capital growth by investing primarily in securities issued by foreign companies. This Portfolio may not be suitable for all investors. You should consider whether the Portfolio fits your particular investment objectives.

PERFORMANCE

The bar chart and performance table below provide some indication of the risks of investing in International Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual total returns compare with those of a broad measure of market performance and a peer group average. For periods prior to September 22, 2003, the performance shown below is the performance of the Advantus International Stock Portfolio which was reorganized as the W&R Target International II Portfolio on September 22, 2003. Effective December 1, 2004, the name of the Portfolio changed to International Value Portfolio. The Portfolio would have had substantially similar annual returns and would have differed only to the extent that the Portfolio had different expenses. Performance has not been restated to reflect the estimated annual operating expenses of the W&R Target International Value Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

  The bar chart presents the annual total returns and shows how performance has varied from year to year over the past ten calendar years.
  The performance table shows average annual total returns and compares them to the market indicators listed.
  The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Portfolio's past performance does not necessarily indicate how it will perform in the future.

The Portfolio shares are sold only to one or more W&R Target Pathfinder Portfolios and to Variable Accounts that fund Policies. If the sales charges and expenses charged by these Policies were included, the total returns shown would be lower.

Investment return shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

1998	6.61%
1999	21.43%
2000	0.81%
2001	-11.21%
2002	-17.82%
2003	46.85%
2004	22.68%
2005	11.16%
2006	29.61%
2007	9.88%

In the period shown in the chart, the highest quarterly return was 25.19% (the second quarter of 2003) and the lowest quarterly return was -23.85% (the third quarter of 2002).

Average Annual Total Returns
as of December 31, 2007

	1 Year	5 Years	10 Years

Shares of International Value
Portfolio	9.88%	23.32%	10.51%
MSCI AC World (ex U.S.A.) Index[1]	17.12%	24.52%	10.09%
Lipper Variable Annuity International
Value Funds Universe Average[2]	9.45%	21.59%	9.55%

1Reflects no deduction for fees, expenses or taxes.

2Net of fees and expenses.

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with investment objectives similar to that of the Portfolio.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of International Value Portfolio. The table and the example below do not reflect any fees and expenses imposed under the Policies through which the Portfolio is offered. See the Prospectus for the particular Policy for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.18%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. The example assumes that (a) you invest $10,000 in the shares of the Portfolio for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

MORE ABOUT THE PORTFOLIO

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS

International Value Portfolio: The Portfolio seeks to achieve its objective of long-term capital growth by investing primarily in equity securities of small, medium and large-sized foreign companies and governmental agencies which are, in Templeton's opinion, trading at a discount to what Templeton believes the security may be worth. The Portfolio may invest in securities of companies or governments in developed foreign markets or in developing or emerging markets. There is no guarantee, however, that the Portfolio will achieve its objective.

Equity securities generally entitle the holder to participate in a company's general operating results and include common stock, preferred stock, warrants or rights to purchase such securities. In selecting equity securities for the Portfolio, Templeton performs a bottom-up, company-by-company analysis, rather than focusing on a specific industry or economic sector. As noted, Templeton concentrates primarily on the market price of a company's securities and seeks companies whose securities Templeton believes are undervalued. Templeton also typically considers a company's historical value measures, including price/earnings ratios, future earnings, cash flow or asset value potential.

In an attempt to respond to adverse market, economic, political or other conditions, Templeton may invest up to 100% of the Portfolio's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. dollar and non-U.S. dollar-denominated securities such as government securities (obligations up to five years to maturity issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities), commercial paper and repurchase agreements. Templeton also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. By taking a temporary defensive position, the Portfolio may not always achieve its investment objective.

Risks. An investment in International Value Portfolio is subject to various risks, including the following:

  Company Risk
  Credit Risk
  Diversification Risk
  Emerging Market Risk
  Foreign Currency Risk
  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk
  Foreign Securities Risk
  Growth Stock Risk
  Interest Rate Risk
  Large Company Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk
  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).

ADDITIONAL INVESTMENT CONSIDERATIONS

The objective and investment policies of the Portfolio may be changed by the Directors of the Corporation without a vote of the Portfolio's shareholders, unless a policy or restriction is otherwise described.

Because the Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of the Portfolio's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates and other company and economic news. Performance will also depend on the skill of Templeton, the Portfolio's investment subadvisor, in selecting investments.

The Portfolio may also invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Portfolio's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals, involve special risks. Depending on how much the Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise in 2006 and 2007 of foreclosures on home loans secured by subprime mortgages. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant.

The Portfolio may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Portfolio's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Portfolio.

The Portfolio generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, Templeton may invest a portion of the Portfolio's assets in cash or cash equivalents if Templeton is unable to identify and acquire a sufficient number of securities that meet Templeton's selection criteria for implementing the Portfolio's investment objective, strategies and policies.

You will find more information in the SAI about the Portfolio's permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's securities holdings is available in the SAI.

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at http://www.sec.gov
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com

DEFINING RISKS

Company Risk – An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk – An issuer of a debt security (including mortgage-backed securities) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and therefore in the NAV of the Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security's liquidity and make it more difficult to sell. If the Portfolio purchases unrated securities and obligations, it will depend on the analysis of WRIMCO or the investment subadvisor, as applicable, of credit risk more heavily than usual.

Diversification Risk – A portfolio is subject to diversification risk if the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a portfolio is considered diversified, as defined in the 1940 Act, if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). The Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than if it had a more diversified investment portfolio.

Emerging Market Risk -- Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio's investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Portfolio's investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk -- Foreign securities may be denominated in foreign currencies. The value of the Portfolio's investments, as measured in U.S. dollars, may be affected unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversion can also be costly.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk -- The Portfolio may, but is not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Portfolio's judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Portfolio's portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Securities Risk – Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Portfolio's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Portfolio's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk -- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Interest Rate Risk – The value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

As a rule of thumb, a portfolio of debt, mortgage-related and asset-backed securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of debt, mortgage-related and asset-backed securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Large Company Risk – A portfolio with holdings of large capitalization company securities may underperform the market as a whole.

Liquidity Risk – Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Market Risk – All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk – Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Small Company Risk – Equity securities of small capitalization companies (including small capitalization REITs) are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk -- Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO or the investment subadvisor, undervalued. The value of a security believed by WRIMCO or the investment subadvisor, as applicable, to be undervalued may never reach what is believed to be its full value, or such security's value may decrease.

The Management of the Portfolio

Portfolio Management

The Portfolios of the Corporation are managed by WRIMCO, subject to the authority of the Corporation's Board of Directors. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio's investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies in the Waddell & Reed Advisors Funds and Waddell & Reed InvestEd Portfolios, Inc. since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Prior to June 30, 2003, each of the funds in the Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), an affiliate of WRIMCO. IICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds. WRIMCO had approximately $38.3 billion in assets under management as of December 31, 2007.

Templeton Investment Counsel, LLC (Templeton), an investment advisor located at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, serves as investment subadvisor to, and as such provides investment advice to, and generally conducts the investment management program for, International Value Portfolio pursuant to an agreement with WRIMCO. Templeton has an agreement with its affiliate, Templeton Global Advisors Limited, under which the portfolio manager provides his services to International Value Portfolio. Templeton and the direct and indirect subsidiaries of Templeton Worldwide, Inc. had approximately $238 billion in assets under management as of December 31, 2007.

International Value Portfolio: Edgerton Tucker Scott III is primarily responsible for the day-to-day management of International Value Portfolio and has held his responsibilities for International Value Portfolio since its inception in September 2003. Mr. Scott is an Executive Vice President and Research Analyst of Templeton and of Templeton Global Advisors Limited. He served as the portfolio manager for International Stock Portfolio of Advantus Series Fund, Inc., the predecessor of the International Value Portfolio, since February 2000. Mr. Scott has been with Templeton and its affiliates since September 1996. He earned a BA from the University of Virginia and a MBA from Amos Tuck School of Business at Dartmouth College. Mr. Scott is a Chartered Financial Analyst.

Additional information regarding the portfolio manager, including information about the portfolio manager's compensation, other accounts managed by the portfolio manger and the portfolio manager's ownership of securities, is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios of the Corporation.

Management and Other Fees

Like all mutual funds, the Portfolio pays fees related to its daily operations. Expenses paid out of the Portfolio's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Portfolio also pays other expenses, which are explained in the SAI.

The management fee for the Portfolio is payable at the annual rates of 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from the Portfolio to pay the Portfolio's investment subadvisor.

For the fiscal year ended December 31, 2007, management fees for the Portfolio as a percent of the Portfolio's average net assets were 0.85%.

A discussion regarding the basis of the approval by the Board of Directors of the advisory contract of the Portfolio is available in the Corporation's Annual Report to Shareholders for the period ended December 31, 2007.

The Corporation has adopted a Service Plan (Plan) pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, the Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Distributor of the Policies for which the Portfolio is the underlying investment vehicle, in an amount not to exceed 0.25% of the Portfolio's average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio's assets on an on-going basis, and, over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commission, Nationwide Life Insurance Company and Minnesota Life Insurance Company each pay Waddell & Reed a marketing allowance in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed. The marketing allowance is paid to Waddell & Reed by Nationwide on a monthly basis and by Minnesota Life on a quarterly basis.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the Federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review W&R's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that W&R failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and W&R's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among its conditions requires that W&R: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. (the Affected Funds) by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions; bear the costs of an independent fee consultant to be retained by the Disinterested Directors to review and consult regarding the Affected Funds' investment management fee arrangements; and make additional investment management fee-related disclosures to Affected Fund shareholders. The NYAG Settlement also effectively requires that the Affected Funds implement certain governance measures designed to maintain the independence of the Affected Funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the Affected Funds' and WRIMCO's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, requires W&R to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and the Affected Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Affected Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Affected Funds due to market timing. Therefore, it is not currently possible to specify which particular Affected Fund shareholders or groups of Affected Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts. However, as noted above, the SEC Order makes certain findings with respect to market timing activities in some of the Waddell & Reed Advisors Funds only. Accordingly, it is not expected that shareholders of W&R Target Funds, Inc. will receive distributions of settlement monies.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

BUYING AND SELLING PORTFOLIO SHARES

WHO CAN BUY SHARES OF THE PORTFOLIO

Shares of the Portfolio are currently sold to Variable Accounts of Participating Insurance Companies to fund benefits payable under the Policies under the Corporation's "Mixed and Shared" Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as "mixed funding." Shares of the Portfolio are not sold to individual investors.

The Variable Accounts purchase shares of the Portfolio in accordance with Variable Account allocation instructions received from Policyowners. The Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with the Participating Insurance Company to determine if the Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the separate account of your specific Policy.

The Portfolio currently does not foresee any disadvantages to Policyowners arising out of the fact that the Portfolio may offer its shares to the Variable Accounts of various Participating Insurance Companies to fund benefits of their Policies. Nevertheless, as a condition of the Corporation's Order, the Corporation's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Companies' Variable Accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices.

The underwriter of the Portfolio is Waddell & Reed, Inc.

Purchase Price

The purchase price of each share of the Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of the Portfolio's shares; however, your Policy may impose a sales charge. The NAV for a share of the Portfolio is determined by dividing the total market value of the securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of the NAV per share of the Portfolio:

  The securities held by the Portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain swap agreements are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Corporation's Board of Directors, as discussed below.

The NAV per share of the Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

The Portfolio may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Portfolio's shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio's shares. When the Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value estimate made according to procedures approved by the Corporation's Board of Directors. The Portfolio may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio's NAV is calculated.

The Portfolio may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as International Value Portfolio, which may invest a significant portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Corporation's Board of Directors. Significant events include, but are not limited to, (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuation. WRIMCO has retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held by the Portfolio. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), the Portfolio's transfer agent, in accordance with guidelines adopted by the Corporation's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Corporation's Board of Directors regularly reviews, and WRSCO regularly monitors and reports to the board, the Service's pricing of the Portfolio's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on the Portfolio is that the Portfolio's NAV will be subject, in part, to the judgment of the Corporation's Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, the Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It may also affect all shareholders in that if Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

SELLING SHARES

Shares of the Portfolio may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. Of course, the value of the shares redeemed may be more or less that their original purchase price depending upon the market value of the Portfolio's investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares. The Corporation may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period if any of the following conditions exist:

  the New York Stock Exchange (NYSE) is closed other than customary weekend and holiday closings or trading on the NYSE is restricted the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Corporation applicable laws and regulations otherwise permit the Corporation to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Corporation, also known as a transfer or an exchange privilege.

Market Timing Policy of the Corporation

The Portfolios of the Corporation are intended for long-term investment purposes. The Corporation and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment strategies and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO, thereby indirectly affecting the Portfolio's shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as International Value Portfolio, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies.

To discourage market timing activities by investors, the Corporation's Board of Directors has adopted a market timing policy and has approved the procedures of WRSCO, the Portfolios' transfer agent, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WRSCO typically reviews Portfolio share transactions that exceed certain monetary thresholds within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Portfolio shares. If WRSCO identifies what it believes to be market timing activities, WRSCO and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases of Portfolio shares. The Portfolios may also restrict their exchange privileges in order to protect Portfolio shareholders. Transactions placed in violation of a Portfolio's market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Portfolios' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Portfolios' market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market timing activities.

Apart from actions taken by the Portfolio, Policyowners may also be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

The Portfolio's market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner's ability to engage in market timing activities, although there can be no assurance that the Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, W&R) may make payments for marketing, promotional or related services by:

  Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or broker-dealers and other financial intermediaries that sell Policies that include the Portfolio as an underlying investment option.

These payments are often referred to as "revenue sharing payments." The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, access to an intermediary's personnel and other factors. Revenue sharing payments are paid from W&R's own legitimate profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolio. Because revenue sharing payments are paid by W&R, and not from the Portfolio's assets, the amount of any revenue sharing payments is determined by W&R.

In addition to the revenue sharing payments described above, W&R may offer other incentives to sell Policies for which the Portfolio is an investment option in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals.

The recipients of such incentives may include:

  financial advisors affiliated with the Underwriter and other affiliates of W&R;
  broker-dealers and other financial intermediaries that sell such Policies and insurance companies that include shares of the Portfolio as an underlying investment option.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolio is an underlying investment option instead of recommending options offered by competing insurance companies.

In addition, W&R may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO and Templeton are prohibited from considering a broker-dealer's sale of any of the Portfolio's shares, or the inclusion of the Portfolio in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolio is an underlying investment option, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolio or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO's or Templeton's selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy may also provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Portfolio distributes substantially all of its net investment income and net capital gains each year. Dividends for the Portfolio are declared daily and paid annually in December.

Dividends declared for a particular day are paid to shareholders of record at the close of business on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record at the close of business on the preceding Thursday (or Wednesday if that Thursday is not a business day). Dividends are paid in additional full and fractional shares of the Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

All distributions from net realized long-term and/or short-term capital gains, if any, of the Portfolio are declared and paid annually in December in additional full and fractional shares of the Portfolio.

TAXES

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC) for Federal tax purposes. The Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and gains it distributes to its shareholders.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts of the Participating Insurance Companies, will then be able to use a "look-through" rule in determining whether the Policies indirectly funded by the Portfolio meet the investment diversification rules that apply to those Accounts. If the Portfolio failed to meet those diversification rules, owners of Policies funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WRSCO monitors the Portfolio's compliance with the applicable RIC qualification and for Variable Account diversification rules.

You will find information in the SAI about Federal income tax considerations generally affecting the Portfolio.

Because the only shareholders of the Portfolio are the Participating Insurance Companies' separate accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolio's shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for the Policy. Prospective investors are urged to consult with their tax advisors.

W&R Target Funds, Inc.
Financial Highlights

The following information is to help you understand the financial performance of the Portfolio's shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Portfolio's financial statements for the fiscal period ended December 31, 2007, is included in the Corporation's Annual Report to Shareholders, which is available upon request.

W&R Target Funds, Inc.
Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL VALUE PORTFOLIO*

	For the fiscal year ended December 31,
	-----------------------------------------------------------------------
	2007	2006	2005	2004	2003
	-------	-------	-------	-------	-------
Per-Share Data
Net asset value,
beginning of period	$22.7794	$19.1711	$19.1681	$15.8947	$11.0000
	----------	----------	----------	----------	----------
Income (loss) from investment operations:
Net investment income	0.4391	0.4593	0.3199	0.2759	0.2558
Net realized and unrealized gain
(loss) on investments	1.8126	5.2176	1.8192	3.3285	4.8829
	----------	----------	----------	----------	----------
Total from investment operations	2.2517	5.6769	2.1391	3.6044	5.1387
	----------	----------	----------	----------	----------
Less distributions from:
Net investment income	(0.3937)	(0.4097)	(0.4226)	(0.1850)	(0.2440)
Capital gains	(2.2439)	(1.6589)	(1.7135)	(0.1460)	(0.0000)
	----------	----------	----------	----------	----------
Total distributions	(2.6376)	(2.0686)	(2.1361)	(0.3310)	(0.2440)
	----------	----------	----------	----------	----------
Net asset value,
end of period	$22.3935	$22.7794	$19.1711	$19.1681	$15.8947
	=======	=======	=======	=======	=======
Ratios/Supplemental Data
Total return	9.88%	29.61%	11.16%	22.68%	46.85%
Net assets, end of period
(in millions)	$636	$589	$463	$401	$324
Ratio of expenses to
average net assets	1.18%	1.18%	1.19%	1.19%	1.07%
Ratio of net investment
income to average
net assets	1.81%	2.13%	1.63%	1.65%	2.03%
Portfolio turnover rate	23%	29%	23%	31%	35%

*The information shown for periods prior to September 22, 2003 is that for Advantus International Portfolio of Advantus Series Fund, Inc., the predecessor of the International II Portfolio, now known as International Value Portfolio.

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's assumed returns over a ten-year period. The chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. The chart also assumes that the Portfolio's annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

International Value Portfolio

Annual expense ratio                         1.18%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$120.25	$10,382.00
2	10,382.00	519.10	10,901.10	124.85	10,778.59
3	10,778.59	538.93	11,317.52	129.62	11,190.33
4	11,190.33	559.52	11,749.85	134.57	11,617.81
5	11,617.81	580.89	12,198.70	139.71	12,061.61
6	12,061.61	603.08	12,664.69	145.05	12,522.36
7	12,522.36	626.12	13,148.48	150.59	13,000.71
8	13,000.71	650.04	13,650.75	156.34	13,497.34
9	13,497.34	674.87	14,172.21	162.31	14,012.94
10	14,012.94	700.65	14,713.59	168.51	14,548.23

Cumulative Total                                                                                          $1,431.79

W&R TARGET FUNDS, INC.

6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217

PROSPECTUS

Custodian
UMB Bank, n. a.
928 Grand Boulevard
Kansas City, Missouri 64106

Legal Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
1100 Walnut, Suite 3300
Kansas City, Missouri 64106

Investment Manager
Waddell & Reed Investment Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Transfer Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Accounting Services Agent
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

Our INTERNET address is:
http://www.waddell.com

W&R Target Funds, Inc.
PROSPECTUS

You can get more information about the Portfolio in--

  the Statement of Additional Information (SAI), which contains detailed information about each Portfolio, particularly its investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
  the Annual and Semiannual Reports to Shareholders, which detail each Portfolio's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolios' most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Corporation or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Report may also be requested at request@waddell.com. Additionally, the Prospectus, SAI and Annual and Semiannual Reports for the Portfolios are available on the Waddell & Reed website at www.waddell.com.

Information about the Corporation (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.5850.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Corporation's SEC file number is: 811-5017.